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                                                          EXHIBIT (Z)(2)

                           AGREEMENT OF JOINT FILING

         Broad River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

         Dated:   June 22, 1998

                                      BROAD RIVER PROPERTIES, L.L.C.

                                      By:  /s/ JEFFREY P. COHEN
                                           ----------------------------
                                           Jeffrey P. Cohen
                                           Manager

                                      INSIGNIA PROPERTIES, L.P.

                                      By: Insignia Properties Trust,
                                          its General Partner

                                      By:  /s/ JEFFREY P. COHEN
                                           ----------------------------
                                           Jeffrey P. Cohen
                                           Senior Vice President

                                      INSIGNIA PROPERTIES TRUST

                                      By:  /s/ JEFFREY P. COHEN
                                           ----------------------------
                                           Jeffrey P. Cohen
                                           Senior Vice President

                                      INSIGNIA FINANCIAL GROUP, INC.

                                      By:  /s/ FRANK M. GARRISON
                                           ----------------------------
                                           Frank M. Garrison
                                           Executive Managing Director

                                      /s/ ANDREW L. FARKAS
                                      ----------------------------
                                      ANDREW L. FARKAS